UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2013

(Exact Name of Registrant as Specified in Its Charter)

OHIO	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in this current report on Form 8-K or the documents incorporated by reference herein, including the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On December 5, 2013, Fifth Third filed a Certificate of Amendment to its Amended Articles of Incorporation, as amended, for the purpose of fixing the designations, preferences, limitations and relative rights of the 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I, no par value, $25,000 liquidation preference per share (“Series I Preferred Stock”). The Certificate of Amendment became effective upon filing, and a copy of the Certificate of Amendment is filed as Exhibit 4.1 to this Form 8-K.

Item 8.01 Other Events

Offering of Depositary Shares Representing Series I Preferred Stock . On December 9, 2013, Fifth Third closed the sale of 18,000,000 depositary shares, $25 liquidation preference per depositary share (“Depositary Shares”), each representing a 1/1000th ownership interest in a share of Series I Preferred Stock (the “Depositary Shares Offering”). The net proceeds from the Depositary Shares Offering after estimated expenses and underwriting discounts to be paid by Fifth Third totaled approximately $442,000,000.

On December 4, 2013, Fifth Third entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co., LLC, and Wells Fargo Securities, LLC for the Depositary Shares Offering.

The Depositary Shares Offering is described in Fifth Third’s prospectus supplement dated December 4, 2013, together with the related prospectus dated March 26, 2013, filed with the Securities and Exchange Commission under Rule 424(b) on December 5, 2013.

The following documents are being filed with this Form 8-K: (i) the Underwriting Agreement; (ii) the Deposit Agreement dated as of December 9, 2013 among Fifth Third Bancorp, as issuer, Wilmington Trust, National Association, as depositary and calculation agent, American Stock Transfer & Trust Company, LLC, as transfer agent and registrar, and the holders from time to time of depositary receipts issued thereunder; (iii) the form of Certificate representing shares of Series I Preferred Stock; and (iv) the form of Depositary Receipt.

The Underwriting Agreement contains various representations, warranties and agreements by Fifth Third, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.

The Deposit Agreement sets forth the various rights and obligations of the parties thereto and establishes the relationships between the issuer, the depositary and calculation agent, and the transfer agent and registrar.

The descriptions of the Underwriting Agreement, the Deposit Agreement and the Certificate of Amendment to Fifth Third’s Amended Articles of Incorporation, as amended, and other documents relating to this transaction do not purport to be complete and are qualified in their entirety by reference to the full text of such securities and documents, forms or copies of which are attached hereto as exhibits and are incorporated herein by reference.

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The Depositary Shares sold in the Depositary Shares Offering, and the related shares of Series I Preferred Stock, were registered by Fifth Third pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-187546) filed with the Securities and Exchange Commission on March 26, 2013.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibits below relate to Registration Number 333-187546 on Form S-3 of Fifth Third Bancorp and are filed herewith for incorporation by reference in such Registration Statement:

1.1 – Underwriting Agreement dated as of December 4, 2013 among Fifth Third Bancorp and with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co., LLC, and Wells Fargo Securities, LLC.*

4.1 – Certificate of Amendment to the Amended Articles of Incorporation, as amended, of Fifth Third Bancorp with respect to its 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I.*

4.2 – Form of Certificate Representing the 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I.*

4.3 – Deposit Agreement dated as of December 9, 2013 among Fifth Third Bancorp, as issuer, Wilmington Trust, National Association, as depositary and calculation agent, American Stock Transfer & Trust Company, LLC, as transfer agent and registrar, and the holders from time to time of depositary receipts issued thereunder.*

4.4 – Form of Depositary Receipt (included as Exhibit A to Exhibit 4.3).*

5.1 – Opinion of Graydon Head & Ritchey LLP regarding legality of Depositary Shares and Series I Preferred Stock.*

8.1 – Opinion of Graydon Head & Ritchey LLP regarding tax implications of Depositary Shares and Series I Preferred Stock.*

23.1 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 5.2).*

23.2 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 8.1).*

*	Previously filed on December 9, 2013 with the initial Form 8-K to which this Amendment relates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

December 9, 2013	/s/ TAYFUN TUZUN
Tayfun Tuzun
Executive Vice President and Chief Financial Officer